                                                                   EXHIBIT 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated February 5, 1997 included in Dynamic Materials Corporation's Form 10-KSB for the year ended December 31, 1996 and to all references to our firm included in this registration statement.



/s/ Arthur Andersen LLP

Denver, Colorado,
     September 5, 1997.